Exhibit 10.1

JOINDER AGREEMENT AND AMENDMENT TO

LOAN AGREEMENT AND LOAN DOCUMENTS

THIS JOINDER AGREEMENT AND AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS (this “Joinder”) is made as of this 3rd day of September, 2013 by BRE SELECT HOTELS SOUTHEAST LLC, a Delaware limited liability company, having a principal place of business at c/o Blackstone Real Estate Advisors VII L.P., 345 Park Avenue, New York, New York 10154 (collectively, with its successors and assigns, the “Joinder Party”) in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CGBAM COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2013-BREH (together with its successors and assigns, “Lender”) and acknowledged and agreed as set forth below by BRE Select Hotels Properties LLC, BRE Select Hotels Tuscaloosa LLC, BRE Select Hotels Redmond LLC, BRE Select Hotels AZ LLC, and BRE Select Hotels Clearwater LLC, each a Delaware limited liability company, and BRE Select Hotels TX L.P., BRE Select Hotels NC L.P., each a Delaware limited partnership (together with their successors and assigns, each, an “Individual Borrower” and, collectively, “Borrower”), BRE Select Hotels Operating LLC, a Delaware limited liability company (together with its successor and assigns, “Operating Lessee”), Blackstone Real Estate Partners VII L.P., Blackstone Real Estate Partners VII.TE.1 L.P., Blackstone Real Estate Partners VII.TE.2 L.P., Blackstone Real Estate Partners VII.TE.3 L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P., Blackstone Real Estate Partners VII.TE.6 L.P., Blackstone Real Estate Partners VII.TE.7 L.P., Blackstone Real Estate Partners VII.TE.8 L.P., and Blackstone Real Estate Partners VII.F L.P., each a Delaware limited partnership (individually or collectively as the context requires, “Guarantor”), and BRE Select Hotels Corp, a Delaware corporation (“Indemnitor”).

RECITALS

A. Pursuant to that certain Loan Agreement dated as of May 14, 2013 (as the same has been and may be amended, restated, replaced, or otherwise modified from time to time, the “Loan Agreement”), by and among Borrower, Operating Lessee, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (“Citi”) and BANK OF AMERICA, N.A., a national banking association, (“BOA” and together with Citi and each of their successors and assigns, collectively, “Original Lender”), Original Lender made a loan to Borrower in the original principal amount of $600,000,000 as evidenced by (i) that certain Promissory Note A-1, dated May 14, 2013 made by Borrower in favor of Citi in the original principal amount of $300,000,000.00 (as the same may be amended, restated, replaced or otherwise modified from time to time, the “A-1 Note”), (ii) that certain Promissory Note A-2, dated May 14, 2013 made by Borrower in favor of BOA in the original principal amount of $300,000,000.00 (as the same may be amended, restated, replaced or otherwise modified from time to time, the “A-2 Note”; together with the A-1 Note, the “Notes”), (iii) those certain Fee and Leasehold Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreements more specifically set forth on Schedule I attached hereto (as each may be amended, restated, replaced or otherwise modified from time to time, collectively, the “Security Agreements”) and (iv) the other Loan Documents (as such term is defined in the Loan Agreement). Capitalized terms used in this Joinder and not otherwise defined in this Joinder shall have the meaning ascribed to such terms as set forth in the Loan Agreement.

B. Lender is the current holder of the Loan and Wells Fargo, National Association (“Servicer”) is the master servicer of the Loan and services the Loan on behalf of Lender.

C. Borrower is the owner and holder of all of the Properties.

D. On the date hereof, BRE Select Hotels Properties LLC, an Individual Borrower, intends to transfer and convey to Joinder Party, all of its right title and interest in and to those certain Properties set forth on Exhibit A attached hereto (the “Transferred Properties”) and Joinder Party intends to become a borrower under the Loan (the “Transaction”).

E. The Transaction is a permitted transaction pursuant to the provisions of Section 5.2.10(i) of the Loan Agreement provided certain conditions set forth therein are satisfied.

NOW THEREFORE, in consideration of the covenants and consideration set forth herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged:

I.	Joinder to Loan Agreement. Without relieving Borrower of its obligations and liabilities under the Loan Agreement, effective as of the date hereof, Joinder Party joins in and agrees to be bound by all of the terms and provisions of the Loan Agreement and in each instance become a party to the Loan Agreement as a Borrower thereunder with the same effect as if it was an original signatory to the Loan Agreement. All obligations of Borrower and Joinder Party shall be joint and several. Joinder Party hereby expressly assumes all obligations and liabilities of a Borrower under the Loan Agreement.

II.	Joinder to Note. Without relieving Borrower of any of its obligations and liabilities under the Note, effective as of the date hereof, Joinder Party joins in and agrees to be bound by all of the terms and provisions of the Note and in each instance become a party to the Note as a Borrower thereunder with the same effect as if it was an original signatory to the Note. All obligations of Borrower and Joinder Party pursuant to the Note shall be joint and several. Joinder Party hereby expressly assumes all obligations and liabilities of a Borrower under the Note.

III.	Joinder to Loan Documents. Without relieving Borrower of any of its obligations and liabilities under the other Loan Documents, effective as of the date hereof, Joinder Party joins in and agrees to be bound by all of the terms and provisions of the Loan Documents, including, without limitation, the Security Agreements, and in each instance become a party to the Loan Documents as a Borrower thereunder with the same effect as if it was the original signatory to the Loan Documents. All obligations of Borrower and Joinder Party pursuant to the Loan Documents shall be joint and several. Joinder Party hereby expressly assumes all obligations and liabilities of a Borrower under the Loan Documents.

IV.	Amendment to Loan Agreement. Schedule X of the Loan Agreement is hereby deleted therefrom in its entirety and Schedule II hereto is hereby inserted therein in lieu thereof.

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V.	Representations.

A.	Joinder Party represents and warrants to Lender that Joinder Party has actual knowledge of all terms and conditions of the Loan Documents, and agrees that, Lender has no obligation or duty to provide any information to Joinder Party regarding the terms and conditions of the Loan Documents. Borrower hereby represents and warrants to Lender, as of the date hereof, that each of the representations and warranties of the set forth in Sections 4.1.1, 4.1.2, 4.1.3, 4.1.5, 4.1.6, 4.1.7, 4.1.9, 4.1.15, 4.1.30, 4.1.34, 4.1.35, and 4.1.36 (and with respect to Section 4.1.29, with respect to the Loan Documents as amended and assumed through the date hereof) of the Loan Agreement are true, correct and complete with respect to Joinder Party as though given as of the date hereof.

B.	Each of Borrower, Joinder Party, Guarantor and Indemnitor represents and warrants to Lender that: (i) this Joinder and the other documents executed in connection with the Transaction by such entity have been duly executed and delivered and constitute the legal, valid and binding obligations of such entity, enforceable against such entity in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights, or by the application of the rules of equity; (ii) the execution and delivery of this Joinder and the other documents executed in connection herewith by such entity, and the performance of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereunder, (A) have been duly authorized by all requisite organizational action on the part of such entity and will not violate any provision of any applicable legal requirements, decree, order, injunction or demand of any court or other governmental authority applicable to such entity, or any organizational document of such entity and (B) do not require any consent, approval, authorization or order of any court, governmental authority or any other Person, other than for those which have already been obtained by such entity prior to the date hereof.

C.	Each of Borrower, Joinder Party, Guarantor and Indemnitor hereby further represents and warrants to Lender that no consent to the Transaction is required by any Governmental Authority or required under any agreement to which Borrower, Joinder Party, Guarantor or Indemnitor is a party or to which the Transferred Properties, including, without limitation, under the Operating Lease, any Lease, operating agreement, mortgage or deed of trust (other than the Loan Documents) are subject, or if any such consent is required, that it has obtained all such consents and delivered copies of the same to Lender.

VI.	Waivers. To the fullest extent permitted by applicable law, Joinder Party hereby waives all rights and defenses of sureties, guarantors, accommodation parties and/or co-makers and agrees that its obligations under this Joinder shall be primary, absolute and unconditional, and that its obligations under this Joinder shall be unaffected by any of such rights or defenses, including:

A.	the unenforceability of any Loan Document against Borrower and/or any guarantor;

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B.	any release or other action or inaction taken by Lender with respect to the collateral, the Loan, Borrower, and/or any guarantor, whether or not the same may impair or destroy any subrogation rights of Joinder Party, or constitute a legal or equitable discharge of any surety or indemnitor;

C.	the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower and/or any guarantor;

D.	any requirement that Lender provide notice to or obtain Joinder Party’s consent to any modification, increase, extension or other amendment of the Loan, including the guaranteed obligations, unless such notice or consent is required by the terms of the Loan Documents;

E.	any right of subrogation (until payment in full of the Loan, including the guaranteed obligations, and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims);

F.	any defense based on any statute of limitations;

G.	any payment to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to any party; and

H.	any voluntary or involuntary bankruptcy, receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets.

VII.	Agreements. Joinder Party further represents, warrants and agrees that:

A.	The obligations under this Joinder are enforceable against it and are not now subject to any defenses, offsets or counterclaims;

B.	The provisions of this Joinder are for the benefit of Lender and its successors and assigns;

C.	Unless otherwise provided in the Loan Documents, without notice to or consent of Joinder Party and without affecting the obligations of Joinder Party hereunder, Lender shall have the right to (i) renew, modify, extend or accelerate the Loan, (ii) pursue some or all of its remedies against Borrower or Joinder Party, (iii) add, release or substitute any collateral for the Loan or party obligated thereunder, and (iv) release Borrower, any guarantor or Joinder Party from liability (in each of clause (i) through (iv)), as permitted by and in accordance with the terms of the Loan Agreement);

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D.	To the maximum extent permitted by law, Joinder Party hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based hereon in the manner set forth in Section 10.7 of the Loan Agreement. This waiver is a material inducement to Lender to enter into this Joinder.

VIII.	Governing Law. The parties hereto agree that this Joinder shall be governed by Section 10.3 of the Loan Agreement.

IX.	Notices. Notices to Joinder Party under this Joinder or any Loan Document shall be made in accordance with Section 10.6 of the Loan Agreement. All notices to be given to Lender pursuant to this Joinder or any other Loan Documents shall be addressed as follows:

U.S. Bank National Association, as Trustee for the Registered Holders of

CGBAM Commercial Mortgage Trust, Commercial Mortgage Pass-Through

Certificates, Series 2013-BREH

c/o Wells Fargo Bank, N.A.

Duke Energy Center

550 S Tryon Street, 14th Floor

Charlotte, NC 28202

MAC D1086-120

Attention: Mike Benner, Vice President-Structured Asset Management

With a copy to:

Joseph B. Heil

Dechert LLP

One Maritime Plaza

Suite 2300

San Francisco, CA 94111

fax: +1.415.262.4555

X.	Exculpation. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Joinder to the same extent and with the same force as if fully set forth herein.

XI.	Ratification of Loan Documents.

A.

Borrower Ratification of Loan Documents. By their signatures below, each Individual Borrower and each of their respective successors hereby agrees and consents to this Joinder and ratifies and confirms all of the terms and provisions set forth in each of the Loan Documents to which they are a party it being understood that the representations and warranties of each Borrower are not being updated except as specifically provided in Section V hereof (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Joinder), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this

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Joinder. Neither the Transaction nor anything contained herein shall limit, impair, terminate or revoke the obligations of Borrower under the Loan Documents, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Loan Documents. Borrower hereby ratifies and agrees to pay when due all sums due or to become due or owing under the Notes, the Security Agreements, the Loan Agreement or the other Loan Documents and shall hereafter perform all of its obligations under and be bound by all of the provisions of the Loan Documents and hereby ratifies and reaffirms all of its obligations and liabilities under the Notes, the Security Agreements, the Loan Agreement and the other Loan Documents. Borrower has no offsets or defenses to its obligations under the Loan Documents and to the extent Borrower would be deemed to have any such offsets or defenses as of the date hereof, Borrower hereby knowingly waives and relinquishes such offsets or defenses.

B.	Operating Lessee Ratification of Loan Documents. By its signature below, Operating Lessee and its successors hereby agrees and consents to this Joinder and ratifies and confirms all of the terms and provisions set forth in each of the Loan Documents to which it is a party (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Joinder), and agrees that its respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Joinder. Neither the Transaction nor anything contained herein shall limit, impair, terminate or revoke the obligations of Operating Lessee under the Loan Agreement and each of the other Loan Documents to which it is a Party, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Loan Documents. Operating Lessee shall hereafter perform all of its obligations under and be bound by all of the provisions of the Loan Agreement and each of the other Loan Documents to which it is a Party and hereby ratifies and reaffirms all of its obligations and liabilities under the Loan Agreement and each of the other Loan Documents to which it is a Party. Operating Lessee has no offsets or defenses to its obligations under the Loan Agreement and each of the other Loan Documents to which it is a Party and to the extent Operating Lessee would be deemed to have any such offsets or defenses as of the date hereof, Operating Lessee hereby knowingly waives and relinquishes such offsets or defenses.

XII.

Ratification of Guaranty. By their signatures below, each Guarantor and each of their respective successors hereby agrees and consents to this Joinder and ratifies and confirms all of the terms and provisions set forth in the Guaranty and each of the other Loan Documents to which they are a party (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Joinder), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Joinder. Neither the Transaction nor anything contained herein shall limit, impair, terminate or revoke the obligations of each Guarantor under the Guaranty and each of the other Loan Documents to which they are a party, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Loan Documents. Each Guarantor shall hereafter perform all

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of its obligations under and be bound by all of the provisions of the Guaranty and each of the other Loan Documents to which they are a Party and hereby ratifies and reaffirms all of its obligations and liabilities under the Guaranty and each of the other Loan Documents to which they are a Party. Each Guarantor has no offsets or defenses to its obligations under the Guaranty and each of the other Loan Documents to which they are a party and to the extent Guarantor would be deemed to have any such offsets or defenses as of the date hereof, Guarantor hereby knowingly waives and relinquishes such offsets or defenses.

XIII.	Ratification of Indemnitor Guaranty. By its signature below, Indemnitor and its successors hereby agrees and consents to this Joinder and ratifies and confirms all of the terms and provisions set forth in the Indemnitor Guaranty and each of the other Loan Documents to which it is a party (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Joinder), and agrees that its obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Joinder. Neither the Transaction nor anything contained herein shall limit, impair, terminate or revoke the obligations of Indemnitor under the Indemnitor Guaranty and each of the other Loan Documents to which it is a party, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Loan Documents. Indemnitor shall hereafter perform all of its obligations under and be bound by all of the provisions of the Indemnitor Guaranty and each of the other Loan Documents to which it is a Party and hereby ratifies and reaffirms all of its obligations and liabilities under the Indemnitor Guaranty and each of the other Loan Documents to which it is a Party. Indemnitor has no offsets or defenses to its obligations under the Indemnitor Guaranty and each of the other Loan Documents to which it is a party and to the extent Indemnitor would be deemed to have any such offsets or defenses as of the date hereof, Indemnitor hereby knowingly waives and relinquishes such offsets or defenses.

XIV.	Costs and Expenses. The following fees, costs and expenses charged or incurred by Lender in connection with the Transaction, this Joinder and the transactions contemplated hereunder shall be the obligations of Borrower and other Loan Parties: (i) actual out of pocket attorney’s fees incurred by Lender’s counsel or Servicer’s counsel; (ii) any mortgage, intangible and like taxes which may be due and payable on account of the Transaction or the Loan; (iii) any title insurance premiums or costs for endorsements, if any, required by Lender; (iv) all related costs and expenses incurred by Lender.

XV.	Definitions. All references to the term (i) “Loan Agreement” contained in any of the Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Joinder; and (ii) “Loan Documents” contained in the Loan Agreement shall be deemed to refer to the Loan Documents as amended by this Joinder.

XVI.	Successors. This Joinder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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XVII.	Obligations. Except as modified and amended by this Joinder, the Loan Agreement and the respective obligations of Lender, Borrower and Guarantor thereunder and in respect of the Loan shall remain unmodified and in full force and effect.

XVIII.	Counterparts. This Joinder may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed by their duly authorized representatives, all as of the day and year first above written.

JOINDER PARTY: BRE SELECT HOTELS SOUTHEAST LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim Title: Managing Director and Vice President

ACKNOWLEDGED AND AGREED: BORROWER: BRE SELECT HOTELS PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim Title: Managing Director and Vice President

BRE SELECT HOTELS TUSCALOOSA LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim Title: Managing Director and Vice President

BRE SELECT HOTELS REDMOND LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim Title: Managing Director and Vice President

BRE SELECT HOTELS AZ LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim Title: Managing Director and Vice President

[Signatures Continue onto Following Page]

BRE SELECT HOTELS TX L.P., a Delaware limited partnership

By:	BRE Select Hotels TX GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Brian Kim
Name: Brian Kim
Title: Managing Director and Vice President

BRE SELECT HOTELS NC L.P., a Delaware limited partnership

By:	BRE Select Hotels NC GP LLC;
a Delaware limited liability company, its general partner

By:	/s/ Brian Kim
Name: Brian Kim
Title: Managing Director and Vice President

BRE SELECT HOTELS CLEARWATER LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim
Title: Managing Director and Vice President

OPERATING LESSEE:

BRE SELECT HOTELS OPERATING LLC, a Delaware limited liability company

By:	/s/ Brian Kim
Name: Brian Kim
Title: Managing Director and Vice President

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CGBAM COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2013-BREH

By:	Wells Fargo Bank, N.A. as Servicer, pursuant to the Pooling and Servicing Agreement dated as of July 9, 2013

By:	/s/ Michael Benver
Name: Michael Benver
Title: Vice President

The undersigned hereby acknowledges and agrees to Section XII of this Joinder Agreement and acknowledges the Amendment to Loan Agreement and Other Loan Documents.

GUARANTOR: BLACKSTONE REAL ESTATE PARTNERS VII L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P.,
a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited
liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.1 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited
liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze Title: Senior Managing Director

[Signatures Continue onto Following Page]

BLACKSTONE REAL ESTATE PARTNERS VII.TE.2 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.3 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.4 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze
Title: Senior Managing Director

[Signatures Continue onto Following Page]

BLACKSTONE REAL ESTATE PARTNERS VII.TE.5 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.6 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.7 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze
Title: Senior Managing Director

[Signatures Continue onto Following Page]

BLACKSTONE REAL ESTATE PARTNERS VII.TE.8 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P.,
a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited
liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.F L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P.,
a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited
liability company, its general partner

By:	/s/ Tyler Henritze
Name: Tyler Henritze Title: Senior Managing Director

The undersigned hereby acknowledges and agrees to Section XIII of this Joinder Agreement and acknowledges the Amendment to Loan Agreement and Other Loan Documents.

INDEMNITOR: BRE SELECT HOTELS CORP, a Delaware corporation

By:	/s/ Brian Kim
Name: Brian Kim Title: Chief Financial Officer, Vice President and Managing Director